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PAGE 1

IDS Growth Fund

1995 annual report
(prospectus enclosed)

(Icon of) A flower

The goal of IDS Growth Fund, Inc. is long-term growth of capital.
The fund invests primarily in common stocks and securities convertible into common stocks.

(This annual report includes a prospectus that describes in detail the fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Distributed by American Express Financial Advisors Inc.
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PAGE 2

(Icon of) A flower

Going for Growth

In the long run, a company's stock price usually reflects its business fortunes. Therefore, if a company thrives, its stock tends to follow suit. That's why many long-term investors, including Growth Fund, focus on growth stocks - those of companies that enjoy rising sales and profits. While there will be interruptions along the way, patient investors look forward to sharing in that same prosperity.
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PAGE 3
Contents

(Icon of) One open book inside of another.

The purpose of this annual report is to tell investors how the fund performed.

The prospectus, which is bound into the middle of this annual report, describes the fund in detail.

1995 annual report

From the president                                  4
From the portfolio manager                          4
Ten largest holdings                                6
Making the most of your fund                        7
Long-term performance                               8
Independent auditors' report                        9
Financial statements                               10
Notes to financial statements                      13
Investments in securities                          21
IDS mutual funds                                   24
Federal income tax information                     27

1995 prospectus

The fund in brief
Goal                                               3p
Types of fund investments and their risks          3p
Proposed conversion to master/feeder structure     3p
Manager and distributor                            3p
Portfolio manager                                  3p
Alternative sales arrangements                     3p

Sales charge and fund expenses                     4p

Performance
Financial highlights                               6p
Total returns                                      7p
Key terms                                          9p

Investment policies and risks
Facts about investments and their risks           10p
Valuing assets                                    13p

How to buy, exchange or sell shares
Alternative sales arrangements                    14p
How to buy shares                                 17p
How to exchange shares                            20p
How to sell shares                                21p
Reductions and waivers of the sales charge        26p

Special shareholder services
Services                                          31p
Quick telephone reference                         31p

Distributions and taxes
Dividend and capital gain distributions           32p
Reinvestments                                     33p
Taxes                                             34p

How the fund is organized
Shares                                            37p
Voting rights                                     37p
Shareholder meetings                              37p
Special considerations regarding
  master/feeder structure                         38p
Directors and officers                            41p
Investment manager and transfer agent             43p
Distributor                                       44p

About American Express Financial Corporation
General information                               46p

Appendix
Descriptions of derivative instruments            47p
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PAGE 4
To our shareholders

(Photo of) William R. Pearce, President of the fund
(Photo of) Mitzi Malevich, Portfolio manager

From the president

As I indicated in the fund's previous reports, new agreements between the fund and American Express Financial Corporation (AEFC) were approved by shareholders in November 1994. The new agreements became effective when the fund began offering multiple classes of shares on March 20, 1995.

The advantage of offering more than a single class of shares is that investors may choose how they wish to pay sales charges. A portion of these charges compensates your American Express financial advisor (formerly called your IDS planner), who is committed to providing you with outstanding services.

Adding new classes of mutual fund shares does make the presentation of financial information in this report more complex. However, we will continue our effort to make the reports easier to read and understand. Meanwhile, your American Express financial advisor is available to answer your questions.

William R. Pearce

From the portfolio manager

Effective stock selection and a powerful market rally combined to produce a generous gain for IDS Growth Fund shareholders during the past fiscal year. The fund took full advantage of the improving investment environment, posting a return for the August 1994 through July 1995 period that was above that of both the overall stock market and the average for growth mutual funds.

(The stock market's return is measured by the Standard & Poor's 500 Stock Index, an unmanaged group of stocks commonly used to gauge the market's performance. As detailed in the accompanying table, a substantial part of the fund's return for the 12 months came in the form of a capital gain, which reduced the fund's net asset value by a like amount.)

Patience pays off

After struggling throughout most of 1994, the stock market got off to a strong start in 1995. The driving factors included an ongoing low inflation rate, good corporate profits and declining long-term interest rates - an almost sure-fire formula for rising stock prices. With those factors in place, the market enjoyed its strongest sustained advance in years from January through July.
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PAGE 5
To the particular benefit of this fund, growth stocks, which had languished for many months, responded particularly well to the positive environment. More specifically, stocks of technology companies, especially those of semiconductor producers, comprised the largest portion of the portfolio and were often at the forefront of the market rally. Complementing the gains by those issues were good performances by health care and financial services stocks, to which the fund also had considerable exposure.

A long-term view

Stock turnover was slight during the past year, amounting to no more than occasional portfolio pruning when holdings either reached the price targets or failed to meet my expectations. This is reflective of the fund's ongoing approach of holding stocks for years, rather than months, assuming their potential for gain remains promising.

Also consistent with my fundamental investment style, the fund carried little cash reserves during the period. Put another way, I keep nearly all of the portfolio invested in stocks, concentrating on those of rapidly growing companies, with minimal regard for type of business. As has been the case for some time, many of those companies fall into the technology group; therefore, the fund usually owns a substantial amount of technology stocks.

My aggressive strategy also contributed to the funds' performance in recent months, as the return from stocks far exceeded that generated by cash. While I expect this low cash position to be a benefit during positive market trends, it will also likely mean more negative performance during downturns. In the long run, however, I believe results for shareholders will be enhanced.

As the fund enters a new fisal year, I think the key to the market's direction will be long-term interest rates. If they take a stable-to-declining path, stocks will be in good position to advance, though it's unlikely they will be able to match the pace of the first half of the year. Another potential ally to the market is the possibility of a reduction in the capital gains tax. That, should it occur, may be some time away, however. In the meantime, I will continue my search for rapidly growing companies with bright business prospects, regardless of industry sector.

Mitzi Malevich

Class A

12-month performance
(All figures per share)

Net assest value (NAV)

July 31, 1995            $21.50
July 31, 1994            $17.39
Increase                 $ 4.11

Distributions
Aug. 1, 1994-July 31, 1995

From income              $ 0.04
From capital gains       $ 1.51
Total distributions      $ 1.55

Total return**           +35.2%***

Class B

March 20, 1995-July 31, 1995
(All figures per share)

Net asset value (NAV)

July 31, 1995            $21.45
March 20, 1995*          $17.85
Increase                 $ 3.60

Distributions
March 20, 1995*-July 31, 1995

From income              $   --
From capital gains       $   --
Total distributions      $   --

Total return**           +20.2%***

Class Y

March 20, 1995-July 31, 1995
(All figures per share)

Net asset value (NAV)

July 31, 1995            $21.51
March 20, 1995*          $17.85
Increase                 $ 3.66

Distributions
March 20, 1995*-July 31, 1995

From income              $   --
From capital gains       $   --
Total distributions      $   --

Total return**           +20.5%***

  *Inception date.

 **The prospectus discusses the effects of sales charges, if any, on the various classes.

***The total return is a hypothetical investment in the fund with all distributions reinvested.
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PAGE 6

IDS Growth Fund, Inc.

Your fund's ten largest holdings

Pie Chart: The ten holdings listed here make up 24.85% of the fund's net assets
____________________________________________________________________________________________________
                                                                     Percent of               Value
                                                             (fund's net assets)  (as July 31, 1995)
____________________________________________________________________________________________________
Tellabs                                                                    3.12%         $44,500,000

Designer, manufacturer and marketer of a broad range of products and equipment for use by telephone companies, the Bell System, specialized common carriers and other providers of telecommunication services.

Oracle Systems                                                             2.64           37,687,500

One of the largest independent vendors of database-management software. Oracle offers a wide variety of new products, enhancements and applications software, supported by excellent service.

Boston Scientific                                                          2.53           36,153,250

Developer, manufacturer and marketer of medical devices. The company's products are used in a broad range of medical specialties, including cardiology, vascular surgery, urology, gastroenterology and radiology.

Andrew                                                                     2.50           35,625,000
Producer of antennas, antenna systems, coaxial cable, and products and services supporting the integration of voice, data and video. End users are telecommunications companies, radio equipment companies, television stations, utilities distributors, corporate telecommunication network, and federal, local and foreign governments.

Maxim Integrated                                                           2.50           35,475,000
Designer and manufacturer of a broad line of analog and mixed signal semiconductors for use in a variety of electric products. The company's customer base is diversified and includes sales to computer, consumer/automotive, telecommunications and aerospace industries as well as industrial markets.


First Financial Management                                                 2.45           35,000,000
A leading provider of information services, including processing credit card transactions and health-care claims.

Merrill Lynch                                                              2.33           33,300,000
One of the largest and diversified securities firms in the world.
The company broker securities, options, commodities, and futures;
underwriters selected investments products and provides investment banking services.

Coca-Cola                                                                  2.31           32,937,500

The world's largest producer and distributor of soft drinks, concentrates and syrups.

Nucor                                                                      2.25           32,250,000
One of the largest and most profitable domestic steel mini-mills.
Nucor is a leading producer of the joist and girders used in construction.

Royal Dutch Petroleum                                                      2.22           31,750,000

A major oil company that includes Royal Dutch (the Dutch version) and Shell Transport (the English version).

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PAGE 7
Making the most of your fund

Average annual total return
(as of July 31, 1995)

Class A

1 year               5 years                10 years

+28.39%              +14.93%                +15.71%

Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to July 31, 1995 were +14.43, +15.18 and +20.50, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Figures reflect the deduction of the maximum sales charge, as discussed in the prospectus. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Build your assets systematically

To keep your assets growing steadily, one of the best ways to invest in the fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the fund's share price is low, fewer shares when it is high.

This does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions, it can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

Month       Amount       Per-share      Number of shares purchased
            invested     market price
Jan         $100         $20            5.00
Feb          100          18            5.56
Mar          100          17            5.88
Apr          100          15            6.67
May          100          16            6.25
June         100          18            5.56
July         100          17            5.88
Aug          100          19            5.26
Sept         100          21            4.76
Oct          100          20            5.00

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more shares when the per share market price is low.

(arrow in table pointing to September) and fewer shares when the per share market price is high.

You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.
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PAGE 8
Three ways to benefit from a mutual fund:

o your shares increase in value when the fund's investments do well

o you receive capital gains when the gains on investments sold by the fund exceed losses

o you receive income when the fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the fund or another fund.

Class A*

How your $10,000 has grown in IDS Growth Fund

Average annual total return
(as of July 31, 1995)                                       $43,051
                                                        Growth Fund
1 year    5 years    10 years
+28.39%   +14.93%    +15.71%

                                    S&P 500
                                Stock Index
                                             Lipper Small Co.
                                            Growth Fund Index



$9,500



'85   '86   '87   '88   '89    '90   '91    '92   '93    '94    '95

* The graph above is for Class A only. Class B and Class Y are not shown. Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to July 31, 1995 were +14.43, +15.18,
+20.50, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Assumes: Holding period from 7/31/85 to 7/31/95. Returns do not reflect taxes payable on distributions. Also see "Performance" in the fund's current prospectus. Reinvestment of all income and capital gain distributions for the fund, with a value of $31,409.

Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the fund invests.



Lipper Growth Fund Index, published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to this fund, although some funds in the index may have somewhat different investment policies or objectives.

On the graph above you can see how the fund's total return compared to two widely cited unmanaged performance indexes, the S&P 500 Stock Index and the Lipper Growth Fund Index. In comparing Growth Fund to the two indexes, you should take into account the fact that the fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the indexes. If you were actually to buy either individual stocks or growth mutual funds, any sales charges that you pay would reduce your total return as well.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Independent auditors' report

The board of directors and shareholders
IDS Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Growth Fund, Inc. as of July 31, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended July 31, 1995, and the financial highlights for each of the years in the ten-year period ended July 31, 1995. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Growth Fund, Inc. at July 31, 1995, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period ended July 31, 1995, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
September 1, 1995

PAGE 10

              Financial statements

              Statement of assets and liabilities
              IDS Growth Fund, Inc.
              July 31, 1995
_____________________________________________________________________________________________________________

              Assets
_____________________________________________________________________________________________________________
Investments in securities, at value (Note 1)
   (identified cost $920,612,671)                                                              $1,439,255,595
Cash in bank on demand deposit                                                                      3,733,073
Receivable for investment securities sold                                                           2,029,000
Dividends and accrued interest receivable                                                             417,958
_____________________________________________________________________________________________________________

Total assets                                                                                    1,445,435,626
_____________________________________________________________________________________________________________



              Liabilities
_____________________________________________________________________________________________________________

Payable for investment securities purchased                                                        11,794,511
Payable upon return of securities loaned (Note 4)                                                   6,301,000
Accrued investment management services fee                                                             94,071
Accrued distribution fee                                                                                3,095
Accrued service fee                                                                                    27,608
Accrued transfer agency fee                                                                            17,285
Accrued administration services fee                                                                     7,697
Other accrued expenses                                                                                100,923
_____________________________________________________________________________________________________________

Total liabilities                                                                                  18,346,190
_____________________________________________________________________________________________________________

Net assets applicable to outstanding capital stock                                             $1,427,089,436
_____________________________________________________________________________________________________________



          Represented by
_____________________________________________________________________________________________________________

Capital stock -- authorized 10,000,000,000 shares of $.01 par value;                           $      663,740
Additional paid-in capital                                                                        869,257,364
Undistributed net investment income                                                                   756,145
Accumulated net realized gain (Note 1)                                                             37,769,263
Unrealized appreciation                                                                           518,642,924
_____________________________________________________________________________________________________________

Total -- representing net assets applicable to outstanding capital stock                       $1,427,089,436
_____________________________________________________________________________________________________________
Net assets applicable to outstanding shares: Class A                                           $1,380,428,247
                                             Class B                                           $   38,437,214
                                             Class Y                                           $    8,223,975


Net asset value per share of outstanding capital stock: Class A shares 64,199,790              $        21.50
                                                        Class B shares  1,791,988              $        21.45
                                                        Class Y shares    382,273              $        21.51

See accompanying notes to financial statements.

PAGE 11
              Financial statements

              Statement of operations
              IDS Growth Fund, Inc.
              July 31, 1995
_____________________________________________________________________________________________________________

              Investment income
_____________________________________________________________________________________________________________

Income:
Dividends (net of foreign taxes withheld of $182,694)                                          $    9,005,034
Interest                                                                                            3,251,337
_____________________________________________________________________________________________________________

Total income                                                                                       12,256,371
_____________________________________________________________________________________________________________

Expenses (Note 2):
Investment management services fee                                                                  7,125,802
Distribution fee
  Class A                                                                                             327,388
  Class B                                                                                              46,918
Transfer agency fee                                                                                 1,346,147
Incremental transfer agency fee - Class B                                                               1,437
Service fee
  Class A                                                                                             783,617
  Class B                                                                                              10,929
Administrative services fee                                                                           223,922
Compensation of directors                                                                              13,622
Compensation of officers                                                                                8,483
Custodian fees                                                                                        106,075
Postage                                                                                               101,682
Registration fees                                                                                     106,411
Reports to shareholders                                                                                79,391
Audit fees                                                                                             25,000
Administrative                                                                                          5,597
Other                                                                                                  17,439
_____________________________________________________________________________________________________________

Total expenses                                                                                     10,329,860
_____________________________________________________________________________________________________________

Investment income -- net                                                                            1,926,511
_____________________________________________________________________________________________________________



                 Realized and unrealized gain -- net
_____________________________________________________________________________________________________________

Net realized gain on security transactions (Note 3)                                                47,367,171
Net change in unrealized appreciation or depreciation                                             305,991,050
_____________________________________________________________________________________________________________

Net gain on investments                                                                           353,358,221
_____________________________________________________________________________________________________________

Net increase in net assets resulting from operations                                           $  355,284,732
_____________________________________________________________________________________________________________

See accompanying notes to financial statements.

PAGE 12

              Financial statements

              Statements of changes in net assets
              IDS Growth Fund, Inc.
              Year ended July 31, 1995
_____________________________________________________________________________________________________________

              Operations and distributions                                            1995              1994

_____________________________________________________________________________________________________________
Investment income -- net                                                     $    1,926,511      $  1,053,685
Net realized gain on investments                                                 47,367,171       132,940,828
Net change in unrealized appreciation or depreciation                           305,991,050       (69,264,677)
_____________________________________________________________________________________________________________

Net increase in net assets resulting from operations                            355,284,732        64,729,836
_____________________________________________________________________________________________________________

Distributions to shareholders from:
   Net investment income
     Class A                                                                     (2,221,716)          (34,025)
   Net realized gain
     Class A                                                                    (83,810,550)      (94,040,848)
_____________________________________________________________________________________________________________

Total distributions                                                             (86,032,266)      (94,074,873)
_____________________________________________________________________________________________________________


               Capital share transactions (Note 5)
_____________________________________________________________________________________________________________

Proceeds from sales
   Class A shares (Note 2)                                                      250,703,122       100,957,458
   Class B shares                                                                35,052,302                --
   Class Y shares                                                                 7,107,887                --
Reinvestment of distribution at net asset value
   Class A shares                                                                84,354,729        92,378,509
Payments for redemptions
   Class A shares                                                              (170,480,957)     (144,922,563)
   Class B shares (Note 2)                                                         (402,110)               --
   Class Y shares                                                                  (121,596)               --
_____________________________________________________________________________________________________________

Increase in net assets from capital share transactions                          206,213,377        48,413,404
_____________________________________________________________________________________________________________

Total increase in net assets                                                    475,465,843        19,068,367


Net assets at beginning of year                                                 951,623,593       932,555,226
_____________________________________________________________________________________________________________

Net assets at end of year
   (including undistributed net investment income of
   $(756,145 and $1,049,783)                                                 $1,427,089,436      $951,623,593
_____________________________________________________________________________________________________________

See accompanying notes to financial statements.

PAGE 13
Notes to financial statements
IDS Growth Fund, Inc.
___________________________________________________________________
1. Summary of significant accounting policies

The fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares, which the fund began offering on March 20, 1995, may be subject to a contingent deferred sales charge. Class B shares automatically convert to Class A after eight years. Class Y shares, which the fund also began offering on March 20, 1995, have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee, and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the fund are summarized below:

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available, including illiquid securities, are valued at fair value according to methods selected in good faith by the board of directors. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The fund also may buy and sell put and call options and write covered call options on the portfolio securities and may write cash-secured put options. The risk in writing a call option is that the fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the fund pays a premium whether or not the option is exercised. The fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
PAGE 14
___________________________________________________________________
1. Summary of significant accounting policies (continued)

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the fund may buy and sell stock index futures contracts traded on any U.S. or foreign exchange. The fund also may buy or write put and call options on these contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividend, interest income and foreign withholding taxes.

The fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The fund is subject to the credit risk that the other party will not complete the obligations of the contract.

PAGE 15
___________________________________________________________________
1. Summary of significant accounting policies (continued)

Federal taxes

Since the fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,567 resulting in a net reclassification adjustment to decrease paid-in-capital by $1,567.

Dividends to shareholders

An annual dividend declared and paid at the end of the calendar year from net investment income is reinvested in additional shares of the fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

___________________________________________________________________
2. Expenses and sales charges

Under terms of a prior agreement that ended March 19, 1995, the fund aid AEFC a fee for managing its investments, recordkeeping and other specified services. The fee was a percentage of the fund's average daily net assets consisting of a group asset charge in reducing percentages from 0.46% to 0.32% annually on the combined net assets of all non-money market funds in the IDS MUTUAL FUND GROUP and an individual annual asset charge of 0.23% of average daily net assets. The fee is adjusted upward or downward by a performance incentive adjustment based on the fund's average daily net assets over a rolling 12-month period as measured against the change in the Lipper Growth Fund Index. The maximum adjustment is

PAGE 16
___________________________________________________________________
2. Expenses and sales charges (continued)

0.12% of the fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $384,915 for the year ended July 31, 1995.

Also under the terms of a prior agreement, the fund paid AEFC a distribution fee at an annual rate of $6 per shareholder account and a transfer agency fee at an annual rate of $15 per shareholder account. The transfer agency fee was reduced by earnings on monies pending shareholder redemptions.

Effective March 20, 1995, when the fund began offering multiple classes of shares, the fund entered into agreements with AEFC for managing its portfolio, providing administrative services and serving as transfer agent as follows: Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the fund's average daily net assets in reducing percentages from 0.60% to 0.50% annually. The performance incentive adjustment remains unchanged from the prior agreement. Under an Administrative Services Agreement, the fund pays AEFC for administration and accounting services at a percentage of the fund's average daily net assets in reducing percentages from 0.05% to 0.03% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The fund pays AEFC an annual fee per shareholder account for this services as follows:

o Class A $15
o Class B $16
o Class Y $15

Also effective March 20, 1995, the fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing - related services as follows: Under a Plan and Agreement of Distribution, the fund pays a distribution fee at an annual rate of 0.75% of the fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the fund's average daily net assets attributable to Class A and Class B shares.

AEFC will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

PAGE 17
___________________________________________________________________
2. Expenses and sales charges (continued)

Sales charges by American Express Financial Advisors for distributing fund shares were $3,626,484 for Class A and $1,173 for Class B for the year ended July 31, 1995. The fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

The fund has a retirement plan for its independent directors. Upon retirement, directors receive monthly payments equal to one-half of the retainer fee for as many months as they served as directors up to 120 months. There are no death benefits. The plan is not funded but the fund recognizes the cost of payments during the time the directors serve on the board. The retirement plan expense amounted to $5,822 for the year ended July 31, 1995.

___________________________________________________________________
3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $382,646,719 and $320,760,906, respectively, for the year ended July 31, 1995. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $114,136 for the year ended July 31, 1995.

___________________________________________________________________
4. Lending of portfolio securities

At July 31, 1995, securities valued at $5,909,375 were on loan to brokers. For collateral, the fund received $6,301,000 in cash. Income from securities lending amounted to $310,862 for the year ended July 31, 1995. The risks to the fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

___________________________________________________________________
5. Capital share transactions

Transactions in shares of capital stock for the periods indicated are as follows:

                                     Period ended July 31, 1995            Year ended
                                                                             07/31/94
                                Class A       Class B*          Class Y*      Class A
________________________________________________________________________________________
Sold                         13,666,035      1,812,389          388,348      5,591,678
Issued for reinvested         5,080,692             --               --      5,261,628
   distributions
Redeemed                     (9,255,889)       (20,401)          (6,075)    (7,981,768)
_______________________________________________________________________________________
Net increase                  9,490,838      1,791,988          382,273      2,871,538
_______________________________________________________________________________________
*Inception date was March 20, 1995.

PAGE 18
___________________________________________________________________
6. Financial highlights

"Financial highlights" showing per share data and selected information is presented on page 5 of the prospectus.

PAGE 19

                         Investments in securities

                         IDS Growth Fund, Inc.
                         July 31, 1995                                                   (Percentages represents value of
                                                                                       investments compared to net assets)
____________________________________________________________________________________________________________________________

Common stocks (93.9%)
____________________________________________________________________________________________________________________________

Issuer                                                                                   Shares                      Value(a)
_____________________________________________________________________________________________________________________________
Airlines (1.7%)
KLM Royal Dutch Air                                                                     300,000 (b,c)          $   11,175,000
Northwest Airlines                                                                      350,000 (b)                13,431,250
                                                                                                                 ____________
Total                                                                                                              24,606,250
_____________________________________________________________________________________________________________________________
Automotive & related (0.3%)
Gentex                                                                                  200,000 (b)                 4,325,000
_____________________________________________________________________________________________________________________________
Banks and savings & loans (1.7%)
First Chicago                                                                           400,000                    24,300,000
_____________________________________________________________________________________________________________________________
Beverages & tobacco (2.3%)
Coca-Cola                                                                               500,000                    32,937,500
_____________________________________________________________________________________________________________________________
Building materials (2.0%)
Clayton Homes                                                                           750,000                    15,000,000
Tyco Intl                                                                               250,000                    13,750,000
                                                                                                                 ____________
Total                                                                                                              28,750,000
_____________________________________________________________________________________________________________________________
Communications equipment (17.0%)
ADC Telecom                                                                             400,000 (b)                15,500,000
AirTouch Communications                                                                 600,000 (b)                18,900,000
Andrew                                                                                  600,000 (b)                35,625,000
Cisco Systems                                                                           400,000 (b)                22,250,000
Ericsson (LM) Tel Cl B ADR                                                            1,600,000 (c)                29,800,000
Intl Family Entertainment Cl B                                                          196,800 (b)                 2,952,000
MFS Communications                                                                      500,000 (b)                18,750,000
Motorola                                                                                400,000                    30,650,000
Scientific-Atlanta                                                                      600,000                    12,900,000
StrataCom                                                                               200,000 (b)                10,850,000
Tellabs                                                                               1,000,000 (b)                44,500,000
                                                                                                                 ____________
Total                                                                                                             242,677,000
_____________________________________________________________________________________________________________________________

See accompanying notes to investments in securities.

PAGE 20

Computers & office equipment (11.4%)
Compaq Computer                                                                         600,000 (b)                30,450,000
Danka Business Systems ADR                                                              800,000 (c)                23,900,000
Intuit                                                                                  100,000 (b)                 8,625,000
Microsoft                                                                               300,000 (b)                27,150,000
Oracle Systems                                                                          900,000 (b)                37,687,500
Softkey Intl                                                                            400,000 (b,d)              17,350,000
Solectron                                                                               500,000 (b)                18,187,500
                                                                                                                 ____________
Total                                                                                                             163,350,000
______________________________________________________________________________________________________________________________
Electronics (8.2%)
Applied Materials                                                                       200,000 (b)                20,700,000
Harman Intl                                                                             350,000                    13,781,250
Intel                                                                                   200,000                    13,000,000
Maxim Integrated Products                                                               600,000 (b)                35,475,000
MEMC Electronic                                                                         404,000 (b)                12,170,500
Vishay Intertechnology                                                                  528,287 (b)                21,659,747
                                                                                                                 ____________
Total                                                                                                             116,786,497
_____________________________________________________________________________________________________________________________
Energy (3.6%)
Mobil                                                                                   200,000                    19,550,000
Royal Dutch Petroleum                                                                   250,000 (c)                31,750,000
                                                                                                                 ____________
Total                                                                                                              51,300,000
_____________________________________________________________________________________________________________________________
Energy equipment & services (2.4%)
Fluor                                                                                   250,000                    14,125,000
Schlumberger                                                                            300,000 (c)                20,100,000
                                                                                                                 ____________
Total                                                                                                              34,225,000
_____________________________________________________________________________________________________________________________
Financial services (4.8%)
First Financial Management                                                              400,000                    35,000,000
Merrill Lynch                                                                           600,000                    33,300,000
                                                                                                                 ____________
Total                                                                                                              68,300,000
_____________________________________________________________________________________________________________________________
Health care (14.0%)
Amgen                                                                                   100,000 (b)                 8,512,500
Boston Scientific                                                                       990,500 (b)                36,153,250
HEALTHSOUTH Rehab                                                                     1,600,000 (b)                30,800,000
Johnson & Johnson                                                                       300,000                    21,525,000
Medtronics                                                                              250,000                    20,500,000
Pfizer                                                                                  600,000                    30,300,000
Stryker                                                                                 400,000                    17,500,000
Teva Pharmaceutical Inds ADR                                                            200,000 (c)                 7,937,500
United Healthcare                                                                       600,000                    27,150,000
                                                                                                                 ____________
Total                                                                                                             200,378,250
_____________________________________________________________________________________________________________________________
Health care services (0.7%)
HealthCare COMPARE                                                                      291,400 (b)                 9,907,600
_____________________________________________________________________________________________________________________________
Industrial equipment & services (4.2%)
Caterpiller                                                                             350,000                    24,631,250
Deere                                                                                   300,000                    26,962,500
Sanifill                                                                                250,000 (b)                 8,218,750
                                                                                                                 ____________
Total                                                                                                              59,812,500
_____________________________________________________________________________________________________________________________
Insurance (1.0%)
Travelers                                                                               300,000                    14,212,500
_____________________________________________________________________________________________________________________________
Leisure time & entertainment (3.4%)
Disney (Walt)                                                                           500,000                    29,312,500
Duracell Intl                                                                           400,000                    18,400,000
                                                                                                                 ____________
Total                                                                                                              47,712,500
_____________________________________________________________________________________________________________________________
Media (2.3%)
Comcast                                                                                 600,000                    12,150,000
Tele-Communications                                                                     500,000 (b)                12,500,000
Thomas Nelson                                                                           375,000 (d)                 8,015,625
                                                                                                                 ____________
Total                                                                                                              32,665,625

PAGE 21
_____________________________________________________________________________________________________________________________
Metals (3.6%)
Birmingham Steel                                                                        799,100                    15,582,450
Commercial Metals                                                                       100,000                     2,837,500
Nucor                                                                                   600,000                    32,250,000
                                                                                                                 ____________
Total                                                                                                              50,669,950
_____________________________________________________________________________________________________________________________
Multi-industry conglomerates (3.1%)
Alco Standard                                                                           300,000                    24,412,500
Manpower                                                                                200,000                     5,625,000
Olsten                                                                                  400,000                    14,000,000
                                                                                                                 ____________
Total                                                                                                              44,037,500
_____________________________________________________________________________________________________________________________
Restaurants & lodging (0.5%)
Marriott Intl                                                                           200,000                     7,250,000
_____________________________________________________________________________________________________________________________
Retail (4.0%)
Best Buy                                                                                200,000 (b)                 5,200,000
Home Depot                                                                              600,000                    26,325,000
Nordstrom                                                                               300,000                    12,075,000
Office Depot                                                                            200,000 (b)                 5,875,000

Wal-Mart Stores                                                                         300,000                     7,987,500
                                                                                                                 ____________
Total                                                                                                              57,462,500
_____________________________________________________________________________________________________________________________
Textiles & apparel (0.7%)
St. John Knits                                                                          200,000                     9,575,000
_____________________________________________________________________________________________________________________________
Utilities - telephone (1.0%)
Century Telephone                                                                       500,000                    14,250,000
_____________________________________________________________________________________________________________________________
Total common stocks
(Cost: $820,848,248)                                                                                           $1,339,491,172
_____________________________________________________________________________________________________________________________

PAGE 22

Short-term securities (7.0%)
_____________________________________________________________________________________________________________________________
Issuer                                                    Annualized                    Amount                       Value(a)
                                                            yield on                   payable
                                                             date of                        at
                                                            purchase                  maturity
_____________________________________________________________________________________________________________________________
U.S. government agencies (0.3%)
Federal Home Loan Bank
Western Financial Services
08-11-95                                                       5.78%                 $3,100,000                $    3,095,048
Federal Home Loan Mtge Disc Note
08-28-95                                                       5.70                   1,300,000                     1,294,472
Federal Natl Mtge Assn Disc Note
08-14-95                                                       5.68                     300,000                       299,388
                                                                                                                _____________
Total                                                                                                               4,688,908
_____________________________________________________________________________________________________________________________
Commercial paper (6.7%)
Alabama Power
08-25-95                                                       5.76                   5,800,000                     5,777,844
Aon
08-10-95                                                       5.75                   5,700,000                     5,691,849
AT&T Capital
08-18-95                                                       5.93                   3,700,000                     3,689,709
Cargill Global Funding
08-18-95                                                       5.72                   1,300,000 (e)                 1,296,489
Corporate Asset Funding
08-30-95                                                       5.76                   7,900,000                     7,863,535
CPC Intl
08-30-95                                                       5.75                   2,900,000 (e)                 2,886,637
08-30-95                                                       5.76                   4,500,000 (e)                 4,479,229
Dun & Bradstreet
08-01-95                                                       5.97                   1,500,000                     1,500,000
08-08-95                                                       5.96                   4,100,000                     4,095,272
Metlife Funding
08-28-95                                                       5.76                     600,000                       597,421
09-01-95                                                       5.75                   5,000,000                     4,975,372
Natl Bank Detroit Canada
08-24-95                                                       5.76                   7,500,000                     7,472,544
PACCAR Financial
08-24-95                                                       5.76                   3,200,000                     3,188,285
Penney (JC)
09-06-95                                                       5.76                   4,300,000                     4,275,404
09-07-95                                                       5.76                   4,000,000                     3,976,484
Reed Elsevier
08-09-95                                                       5.73                   5,000,000 (e)                 4,993,667
St. Paul Companies
08-21-95                                                       5.75                   3,800,000 (e)                 3,787,946
Siemens
08-17-95                                                       5.73                   7,400,000                     7,381,253
Toyota Motor Credit
08-01-95                                                       5.97                   1,400,000                     1,400,000
08-16-95                                                       5.73                   5,000,000                     4,988,125
USL Capital
08-28-95                                                       5.77                   5,800,000                     5,775,075
USAA Capital
08-22-95                                                       5.70                   5,000,000                     4,983,375
                                                                                                                _____________
Total                                                                                                              95,075,515
_____________________________________________________________________________________________________________________________
Total short-term securities
(Cost: $99,764,423)                                                                                            $   99,764,423
_____________________________________________________________________________________________________________________________
Total investments in securities
(Cost: $920,612,671)(f)                                                                                        $1,439,255,595
_____________________________________________________________________________________________________________________________

Notes to investments in securities
_____________________________________________________________________________________________________________________________

PAGE 23
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.
(c) Foreign security values are stated in U.S. dollars. Foreign securities represent 8.7% of the fund's net assets as of July 31, 1995.
(d) Security is partially or fully on loan. See Note 4 to the financial statements.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under
    Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under the guidelines established by the board of directors.
(f) At July 31, 1995, the cost of securities for federal income tax purposes was $920,612,671 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                          $524,864,324
    Unrealized depreciation                                                            (6,221,400)
  _______________________________________________________________________________________________
    Net unrealized appreciation                                                      $518,642,924
  _______________________________________________________________________________________________

PAGE 24
IDS mutual funds

Cash equivalent investments

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposits (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Income investments

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Global Bond Fund

Invests primarily in debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

IDS Extra Income Fund

Invests mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) cornucopia

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

PAGE 25
IDS Selective Fund

Invests in high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests primarily in securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) federal building

Tax-exempt income investments

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax. Risk varies by bond quality.

IDS High Yield Tax-Exempt Fund

Invests primarily in medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the fund but does not guarantee the market value of the fund's shares.

(icon of) shield with eagle head

PAGE 26
Growth and income investments

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Moderate risk.

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Managed Retirement Fund

Invests in a combination of common stocks, fixed-income investments and money market securities to seek a maximum total return through a combination of growth of capital and current income.

(icon of) bird in a nest

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three apple trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Stock Fund

Invests in common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

PAGE 27
IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) electrical cord

IDS Diversified Equity Income Fund

Invests primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) four puzzle pieces

IDS Mutual

Invests in a balance between common stocks and senior securities
(preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Growth investments

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Growth Fund

Invests primarily in companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) flower

PAGE 28
IDS Global Growth Fund

Invests in stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS New Dimensions Fund

Invests primarily in companies with significant growth potential due to superiority in technology, marketing or management. The fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Specialty growth investment

This fund aggressively seeks capital growth as a hedge against inflation.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. This is the most aggressive and most speculative IDS mutual fund.

(icon of) cart of precious gems

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

Federal income tax information

IDS Growth Fund, Inc.

The fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below were reported to you on a Form 1099-DIV, Dividends and Distributions, last January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.

IDS Growth Fund, Inc.
Fiscal year ended July 31, 1995

Income distributions -- taxable as dividend income, 100% qualifying for deductions by corporations.

Payable date                               Per share
____________________________________________________
Dec. 29, 1994                                $0.0400

Capital gain distribution -- taxable as long-term capital gain.

Payable date                               Per share
____________________________________________________
Dec. 29, 1994                                $1.5100
____________________________________________________
Total distributions                          $1.5500
____________________________________________________

PAGE 30
Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:  800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota: 800-272-4445
Mpls./St. Paul area: 671-1630

AMERICAN
EXPRESS
FINANCIAL
ADVISORS


IDS Growth Fund
IDS Tower 10
Minneapolis, MN  55440-0010

PAGE 31
STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report and
                                         prospectus are placed
                                         in blue strip at the top
                                         of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report and prospectus.        parentheses.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.